NUVEEN INTELLIGENT RISK CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED JULY 13, 2012

TO THE PROSPECTUS DATED JUNE 6, 2012

The first sentence of the section “General Information – Dividends, Distributions and Taxes” is hereby replaced in its entirety with the following sentence:

Dividends from a Fund’s net investment income, if any, are normally declared and paid annually for Nuveen Intelligent Risk Growth Allocation Fund, declared and paid quarterly for Nuveen Intelligent Risk Moderate Allocation Fund, and declared daily and paid monthly for Nuveen Intelligent Risk Conservative Allocation Fund.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-INTELP-0712P